UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2007
Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in is charter)

Colorado (State or other jurisdiction of incorporation)	0-14749 (Commission File Number)	84-0910696 (IRS Employer Identification No.)
265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (970) 259-0554
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On December 11, 2007, the Board of Directors of Rocky Mountain Chocolate Factory, Inc. (the “Company”) approved and adopted the amendment and restatement of the Company’s Bylaws (the “Bylaws”).
     The Company amended and restated the Bylaws to comply with a recent amendment to the NASDAQ Global Market (“NASDAQ”) rules that requires the securities of all NASDAQ listed companies to be eligible to participate in the Direct Registration System (“DRS”). DRS is a system administered by The Depository Trust Company, which allows an investor’s ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate.
     The Company was required to amend its Bylaws to provide that shares need not be certificated. Accordingly, Section 1 of Article X of the Bylaws of Rocky Mountain Chocolate Factory, Inc. was amended in its entirety to read as follows:
     “Section 1. The corporation is authorized to issue any of its classes of shares with or without certificates, subject to the applicable requirements of Colorado law. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders. If certificates are issued, they shall be represented by certificates signed by the chairman or vice chairman of the board of directors or by the president or a vice-president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof.
     When the corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.”
     Section 1 of Article X had previously required that all shares of capital stock be issued with certificates. Except as described above, the Bylaws remain unchanged.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
Date: December 14, 2007	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating
Officer, Chief Financial Officer, Treasurer and Director

INDEX TO EXHIBITS

Item
Number	Exhibit

3.1	Amended and Restated Bylaws of Rocky Mountain Chocolate Factory, Inc.